UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023 (December 29, 2022)

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.Completion of Acquisition or Disposition of Assets.

On December 30, 2022, CTO Realty Growth, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had completed its acquisition of a lifestyle, mixed-use property in the Forsyth submarket of Atlanta, Georgia ("The Collection at Forsyth" or the "Property") from a certain institutional owner (the "Seller") for a purchase price of $96.0 million.

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical summary of revenues and direct costs of revenues and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and The Collection at Forsyth would have achieved had the Company held the assets of The Collection at Forsyth during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item are being filed with this amendment on Form 8-K/A.

(d)Exhibits

23.1Consent of Grant Thornton LLP

99.1Audited Financial Statements

●	Report of Independent Certified Public Accountants
●	Historical Summary of Revenues and Direct Costs of Revenues of The Collection at Forsyth for the Nine Months Ended September 30, 2022 (Unaudited) and the Year Ended December 31, 2021 (Audited)
●	Notes to Historical Summary of Revenues and Direct Costs of Revenues

99.2Pro Forma Financial Information

●	Summary of Unaudited Pro Forma Consolidated Financial Statements
●	Unaudited Pro Forma Consolidated Balance Sheet of CTO Realty Growth, Inc. as of September 30, 2022
●	Unaudited Pro Forma Consolidated Statements of Operations of CTO Realty Growth, Inc. for the Nine Months September 30, 2022 and the Year Ended December 31, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2023

CTO Realty Growth, Inc.

By:	/s/ Matthew M. Partridge
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)